UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): January 27, 2005

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    0-23212                36-3885440
(State or Other Jurisdiction of     (Commission          (I.R.S. Employer
        Incorporation)              File Number)        Identification Number)


      647 North Lakeview Parkway, Vernon Hills, Illinois       60061
           (Address of Principal Executive Offices)          (Zip Code)


                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

                              ____________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------- ----------------------------------------------

     On January 27, 2005, Telular Corporation issued a press release reporting its fiscal year 2005 first quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 7.01 to this Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.
---------- ----------------------------------

     (c)   Exhibits

     99.1  Press Release issued by Telular Corporation dated January 27, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 27, 2005

                                       TELULAR CORPORATION


                                       /s/ JEFFREY L. HERRMANN
                                       -----------------------
                                       Jeffrey L. Herrmann
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer

                               TELULAR CORPORATION
                   Exhibit Index to Current Report on Form 8-K
                             Dated January 27, 2005


Exhibit
Number                       Document Name
-------                      -------------

99.1                         Press Release dated January 27, 2005.